UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 17, 2014

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 17, 2014, The Phoenix Companies, Inc. (the “Company”) issued a news release regarding the unaudited estimated pre-tax impact of its restatement of historical financial statements prepared in accordance with Accounting Principles Generally Accepted in the United States (“U.S. GAAP”), the expected filing date for the Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), and additional updates relating to the restatement and the Company’s liquidity.  The news release is furnished as Exhibit 99.1 hereto.

The information in Item 2.02 of this Current Report on Form 8-K, including, without limitation, Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01 Failure to Satisfy a Continued Listing Rule or Standard

As disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2013,  the Company was notified by the New York Stock Exchange (“NYSE”) that, as a result of its failure to timely file the 2012 Form 10-K with the SEC, it was subject to the procedures specified in Section 802.01E (SEC Annual Report Timely Filing Criteria) of the Listed Company Manual of the NYSE.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 27, 2013, pursuant to Section 802.01E, the Company made a request to the NYSE that its shares be permitted to continue to trade on the NYSE while the Company completes its restatement of financial statements for prior periods and prepares the 2012 Form 10-K.  On September 27, 2013 via letter dated September 26, 2013, the NYSE notified the Company that its shares may continue to trade on the NYSE until January 31, 2014, subject to reassessment on an ongoing basis.  The letter further provided that in the event that the Company is unable to file the 2012 Form 10-K on or prior to January 31, 2014, the Company may request that the NYSE permit its securities to continue to trade on the NYSE until April 3, 2014.

On January 14, 2014, the Company made an additional extension request to the NYSE that its shares be permitted to continue to trade until April 3, 2014, noting that the Company is targeting March 31, 2014 as the date for filing with the SEC the 2012 Form 10-K.  In the event that the Company receives the extension and is unable to file the 2012 Form 10-K prior to April 3, 2014, the NYSE will move forward with the initiation of suspension and delisting procedures.

Item 7.01 Regulation FD Disclosure

In connection with the news release referred to in Item 2.02 above, the Company is furnishing the following disclosure with regard to drivers of the restatement and control deficiencies.

Drivers of the Restatement

The Company has preliminarily classified the identified errors that are to be corrected by the restatement into nine major categories described below.   In addition to these categories, there are certain items which primarily relate to the recording of previously identified out-of-period errors that were previously determined not to be material individually or in the aggregate.

1.           Correction of Errors in the Consolidated Statement of Cash Flows

The Company identified errors within its previously issued consolidated statement of cash flows and cash which primarily consisted of: (i) the incorrect classification of deposits and withdrawals of universal life and variable universal life products as cash flows used for continuing operations; (ii) the incorrect classification of capitalized interest on policy loans as an investing activity; and (iii) certain other classification errors within cash flows from investing activities.

In addition, the Company intends to make certain changes in presentation to enhance disclosure of certain cash activity. Most significantly, interest credited to policyholder accounts will be separately disclosed within cash flows used for continuing operations.  Also, deposits into and withdrawals from separate accounts have been presented gross, rather than net, within cash flows provided by financing activities. These changes in presentation are not expected to have any impact on total cash flows.

The Company also expects to make corrections to cash and cash equivalents on the consolidated balance sheets. Certain amounts are expected to be reclassified from other liabilities to cash and cash equivalents to appropriately reflect the legal right of offset. Cash held as collateral by a third party related to the Company’s derivative transactions that was restricted but incorrectly included in cash and cash equivalents with other unrestricted amounts is now expected to be included in restricted cash within other assets.

2.           Other Invested Assets

The Company did not have an adequate process to properly evaluate the accounting framework for new purchases of limited partnerships and other alternative investments.  This resulted in errors associated with the application of the equity, cost or fair value method of accounting and conclusions reached regarding consolidation of certain variable interest entities. In addition, the Company did not have an adequate process to properly monitor existing holdings and ongoing transactions.  This resulted in errors in both the application of the appropriate accounting framework for, and valuation of, existing holdings.

3.           Private Placement Investments

Errors were identified related to inaccurate inputs for the models used to value private placement debt and inappropriate models were used to calculate the valuation of private placement debt.

In the course of correcting these valuation errors, the Company also reassessed the presentation of the fair value hierarchy. This will result in the change in classification of certain private placement securities from Level 2 to Level 3 in the fair value hierarchy. This change in classification between Level 2 and Level 3 had no impact on the fair value of these securities.

4.           Derivative Valuation

The Company did not appropriately apply U.S. GAAP accounting standards to recognize and measure the counterparty non-performance risk in the valuation of its non-collateralized derivative assets.

5.           Actuarial Valuation

The Company determined that there were errors related to actuarial valuation of insurance liabilities and the deferred policy acquisition costs. Errors were identified related to data, assumptions and valuation methodologies in the sub-categories detailed below.

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Accounting for Reserves for Certain Universal Life Products.  Certain of the Company’s Universal Life ("UL") products have benefit features or have experience that produce profits in earlier periods followed by losses in later periods.  Under U.S. GAAP accounting, the Company is required to establish reserves for benefit features that result in future benefits that exceed the projected contract value.  In addition, the Company should periodically assess the GAAP liability for a line of business to ensure it is sufficient when compared to future margins and evaluate whether the line of business is expected to produce profits in earlier years followed by losses in later years. The Company misapplied U.S. GAAP in defining and evaluating benefit features and did not assess the line of business for the profits followed by losses condition.  Accordingly, the Company corrected the resulting errors and recorded additional reserves over the restatement period to cover expected GAAP losses that otherwise would have been recorded in future periods.  These errors were not a result of any changes in assumptions or errors in data or modeling.  In addition, the ultimate experience of the line of business is reflected in the statutory reserves and the errors did not impact the previously reported statutory financial results.

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Loss Recognition: Under U.S. GAAP accounting, the Company must periodically assess the net GAAP liability (net of deferred policy acquisition costs) to ensure it is sufficient when compared to a gross premium valuation in a process known as loss recognition testing. Upon analysis, the Company determined that the “locked-in” historical estimates used to calculate the policyholder liabilities were insufficient prior to and also as a result of entering into a new reinsurance treaty (as discussed within the “Reinsurance Accounting” section below) and the interest rate environment. Established U.S. GAAP compliant methods require that upon identification of loss recognition events, the Company reduce its deferred policy acquisition cost asset and establish additional liabilities to rectify the insufficiency identified for certain blocks of business.

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Reinsurance Modeling: The Company used approximations of reinsurance treaty provisions that when aggregated did not properly reflect the underlying reinsurance treaty provisions within its valuation models for deferred policy acquisition costs and policyholder liabilities.

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Shadow Accounting: Under U.S. GAAP accounting, intangible assets and liabilities that are backed by a portfolio of assets classified as available for sale are required to reflect the amount of unrealized gains or unrealized losses “as if the amounts were realized.” The Company failed to recognize all of the relationships between the available-for-sale assets and the supported intangible assets and liabilities in calculating amounts necessary for this shadow accounting. During the restatement, the shadow accounting valuation process is being enhanced to ensure all interrelated intangible assets and liabilities including reinsurance and long duration liabilities is being properly evaluated and to ensure that the impacts of these unrealized gains or losses are properly recorded.

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Traditional Product Revenue Recognition: The Company did not properly recognize the timing of revenue related to traditional participating life insurance contracts. In conjunction with correcting this error, the Company revised the projected income from inception of the closed block to properly capture the revised timing of revenue recognition.  The correction of these errors is expected to have no material impact on annual net income or stockholders’ equity, as the cumulative impact of the error is expected to be substantially offset by the policyholder dividend obligation included within policy liabilities and accruals on the consolidated balance sheets.

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Liability for the Future Cost of a Settlement Agreement: The Company did not properly record the incremental liability for the future costs related to a settlement in the class action Michels, et al. v. Phoenix Home Life Mutual Insurance Company (Sup. Ct Albany Co. Index No. 5318-95), which was reached in August, 1996, prior to demutualization for its participating business.  The Company was required to reimburse certain customers for supplemental premium payments. However, no liability was initially established for these future reimbursements within the consolidated financial statements. The calculation of liability involves estimates of future policy lapses and policyholder mortality that are consistent with the assumptions used to estimate other policy liabilities.

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Fixed Indexed Annuities: During the Company’s analysis of the equity index valuation process, errors associated with the actuarial modeling of the product features used to calculate policyholder liabilities for the fixed indexed annuity product were identified. These errors included incomplete or inaccurate data and inappropriate approximations of product features, which resulted in the incorrect calculation for the policyholder liabilities and embedded derivative associated with guaranteed minimum withdrawal benefits.  Further review and testing identified additional errors related to programmed assumptions and census inputs.

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Other Actuarial Errors: Out-of-period errors that were previously determined not to be material individually, or in the aggregate, were recorded to the appropriate reporting period.  In addition, this sub-category includes other immaterial adjustments, which were identified in conjunction with management’s comprehensive balance sheet review relating to the Company’s actuarial assumptions, approximations and valuation methods/models for its life and annuity businesses.

6.       Reinsurance Accounting

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In 2008, the Company entered into a complex reinsurance agreement with one of its reinsurers. In accordance with its original accounting policy, the Company calculated the estimated net cost of reinsurance, which resulted in a day one loss and recognized this loss immediately in net income rather than deferring and amortizing the loss over the life of the underlying business.

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Upon review of the reinsurance transaction, the Company also determined that loss recognition had been triggered for a portion of the underlying block of business both prior to and subsequent to entering into the reinsurance agreement. The impact of the loss recognition prior to the reinsurance then indirectly impacted the amount of losses deferred at day one.

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In addition, certain errors were identified related to the Company’s presentation of direct and ceded reinsurance liabilities on its consolidated balance sheets. As a result, ceded policy liabilities are expected to be reclassified from policy liabilities and accruals to receivables within the consolidated balance sheets to correct the error and reflect the proper gross presentation required under U.S. GAAP.

7.           Pension Valuation

The Company identified errors in the pension account balances related to the valuation of its defined benefit plans and post retirement liabilities as a result of incorrect census data and assumption changes.  The majority of these errors relate to census data, which were previously identified and determined not to be material individually, or in the aggregate, to the financial statements.  In addition to these previously identified errors, the Company also identified certain additional census data errors and assumption changes for the defined benefit plans and post retirement liabilities, which were corrected and incorporated into its process.

8.           Other Invested Asset (“OIA”) Taxable Income Reporting

The Company identified an error related to the completeness and accuracy of taxable income related to its OIA portfolio.  This resulted in the exclusion of material taxable income reported from partnerships during the period from 2008 through 2012.

9.           Corrections to Classifications

The Company will make certain corrections to reflect direct and ceded reinsurance liabilities gross in the consolidated balance sheet and reclassify its sales inducement asset.  These corrections are expected to have no impact on net income or total stockholders’ equity.

Revision for the Retrospective Adoption of Amended Accounting Guidance

In October 2010, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to ASC 944, Financial Services – Insurance, to address the diversity in practice for accounting for costs associated with acquiring or renewing insurance contracts. The amendment clarifies the definition of acquisition costs (i.e., costs which qualify for deferral) to include only incremental direct costs that result directly from, and are essential to, a contract and would not have been incurred by the insurance entity had the contract transaction not occurred.  Therefore, only costs related to successful efforts of acquiring a new or renewal contract should be deferred. This guidance was retrospectively adopted on January 1, 2012 and such retrospective adoption results in amendments to previously reported balances as if the guidance was applied at the inception of all policies in force. In any period, the adoption resulted in a decrease in amortization of policy acquisition costs due to the reduced deferred policy acquisition cost asset. Adjustments for the retrospective adoption reflect the impact of the adoption after consideration of correcting the errors associated with the restatement as noted herein.

The impact of the adoption of this amended accounting guidance was previously disclosed within the 2012 first quarter Form 10-Q filing and will be updated and corrected.

Control Deficiencies

The Company is in the processes of assessing its disclosure controls and procedures and internal control over financial reporting and expects to report multiple material weaknesses in its 2012 Form 10-K.  The material weaknesses that the Company has identified are directly related to the drivers of the restatement discussed above. The material weaknesses are principally attributable to, and include, the following: (i) insufficient complement of personnel with a level of accounting knowledge resulting in the incorrect application of certain elements of U.S. GAAP commensurate with the Company’s financial reporting requirements; and (ii) monitoring and review activities that did not operate with a level of precision to prevent or detect material errors in the financial statements.  The Company has already taken a number of remedial actions and is developing a comprehensive plan to correct the remaining deficiencies.  The Company has currently identified and expects to report the following material weaknesses in internal control over financial reporting as of December 31, 2012:

1.
Cash and Cash Flow Reporting – The Company did not maintain effective controls over the presentation of cash and cash flows. Specifically, the Company did not maintain effective controls over the preparation and review of appropriate detail to support the classification of activity in the consolidated statements of cash flows. In addition, there were not effective controls for assessing the classification of cash and related balances for presentation in the consolidated balance sheets.

2.
Reinsurance Accounting – The Company did not maintain effective controls over the application of U.S. GAAP at the inception of complex reinsurance treaties. Specifically, the Company did not maintain effective controls to analyze, document and review the appropriate accounting for such transactions at inception.

3.	Actuarial Finance and Valuation – The Company did not design or maintain effective controls over the actuarial process. Specifically:

●	The Company did not maintain effective controls to review and approve assumptions and methodologies used in the determination of actuarially derived insurance policy liability estimates.

●	The Company did not design and operate effective systems and controls to appropriately measure actuarially derived balances for its fixed indexed annuity products.

●	The Company did not maintain effective controls over key actuarial spreadsheets to ensure the reliability of data, assumptions and valuation calculations.

●	The Company did not maintain effective controls over the application of U.S. GAAP to universal life reserves and traditional product revenue recognition and reserve methodology.

4.
Private Placement Investments – The Company did not maintain effective controls over the valuation of private placement debt securities. Specifically, the Company did not have effective controls to ensure that: (i) accurate inputs were used in the valuation models used to value private placement debt; (ii) an appropriate valuation methodology was used to value certain private placement debt instruments; and (iii) an effective review of internally developed (matrix or manual) prices was performed prior to entry to the general ledger.

Additionally, the Company failed to maintain effective controls over the leveling and disclosure of fair value measurements, resulting in the inappropriate classification of the private bond portfolio as Level 2 rather than Level 3 in the Company’s footnote disclosures.

5.
Derivative Valuation – The Company did not maintain effective controls over the valuation of certain derivative instruments. Specifically, the Company did not maintain effective controls to properly recognize and measure counterparty non-performance risk on non-collateralized derivatives.

6.
OIA –The Company did not design and maintain effective controls over accounting for OIA. Specifically, the Company did not have effective controls over determining the appropriate accounting method for OIA at acquisition or as a result of subsequent activity.

7.
OIA Taxable Income Reporting – The Company did not maintain effective controls over the completeness and accuracy of taxable income reporting for its OIA portfolio, resulting in the exclusion of material balances from its tax provisions during the period from 2008 through 2012.

Each of these control deficiencies contributed to misstatements of the previously mentioned financial statement accounts and disclosures that could result in a material misstatement to the annual or interim Company consolidated financial statements that would not be prevented or detected.  Accordingly, management has concluded that these control deficiencies constitute material weaknesses.  The Company may identify other control deficiencies that constitute material weaknesses in internal control over financial reporting prior to filing its 2012 Form 10-K.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.  Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date hereof, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

The following exhibit is furnished herewith:

99.1           News Release of The Phoenix Companies, Inc. dated January 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: January 17, 2014	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President and Chief Financial Officer